EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2016 Financial Results

Burlington, MA - February 16, 2017 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for markets including oil & gas, aerospace, power, process and industrial solutions, today announced financial results for the fourth quarter and year ended December 31, 2016.

Fourth-Quarter 2016 Highlights

•	Revenue of $158 million, GAAP EPS of ($0.12) and Adjusted EPS of $0.48

•	Operating Cash Flow of $20 million and Free Cash Flow of $17 million

•	Critical Flow Solutions integration progressing well

•	Orders in short-cycle North America market strengthening

•	Cost control and restructuring actions continuing to drive bottom-line performance

“CIRCOR concluded 2016 with solid fourth-quarter performance delivering revenue of $158 million and adjusted earnings per share of $0.48,” said Scott Buckhout, President and Chief Executive Officer. “We were pleased with the quarter, especially the impact of our simplification program and the improvement in our North America short-cycle order trend. In addition, the integration of Critical Flow Solutions is progressing as planned.”

“During the fourth quarter, we formed the Advanced Flow Solutions group to drive better top-line growth by aligning our organization with end markets,” added Buckhout. “AFS serves as a diversified flow technology platform that will expand our penetration into the aerospace, power, process and industrial markets.”

“As we enter 2017, we are optimistic about the market outlook across the majority of our businesses and we anticipate that our simplification and operational excellence actions will continue to benefit the bottom line. We remain focused on building shareholder value through top-line growth, margin expansion, strong cash flow and disciplined capital deployment,” concluded Buckhout.

First-Quarter 2017 Guidance
The Company will provide its guidance for the first quarter of 2017 during the conference call later today.

Press Release

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, February 16, 2017, at 10:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt and free cash flow are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.
Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets flow control solutions and other highly engineered products and sub-systems for markets including oil & gas, aerospace, power, process and industrial solutions. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF (LOSS) INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net revenues	$158,236	$164,243	$590,259	$656,267
Cost of revenues	109,139	113,747	407,144	456,935
GROSS PROFIT	49,097	50,496	183,115	199,332
Selling, general and administrative expenses	44,528	36,959	154,818	156,302
Impairment charges	—	—	208	2,502
Special and restructuring charges, net	8,006	1,256	17,171	14,354
OPERATING (LOSS) INCOME	(3,437)	12,281	10,918	26,174
Other expense (income):
Interest expense, net	1,468	570	3,310	2,844
Other (income) expense, net	(1,157)	2,099	(2,072)	902
TOTAL OTHER EXPENSE, NET	311	2,669	1,238	3,746
(LOSS) INCOME BEFORE INCOME TAXES	(3,748)	9,612	9,680	22,428
(Benefit from) Provision for income taxes	(1,746)	2,456	(421)	12,565
NET (LOSS) INCOME	$(2,002)	$7,156	$10,101	$9,863
(Loss) Earnings per common share:
Basic	$(0.12)	$0.44	$0.62	$0.59
Diluted	$(0.12)	$0.43	$0.61	$0.58
Weighted average number of common shares outstanding:
Basic	16,439	16,425	16,418	16,850
Diluted	16,439	16,555	16,536	16,913
Dividends declared per common share	$0.0375	$0.0375	$0.1500	$0.1500

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Twelve Months Ended
	December 31, 2016	December 31, 2015
OPERATING ACTIVITIES
Net income	$10,101	$9,863
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,304	14,254
Amortization	12,316	9,681
Bad debt expense	2,330	2,561
Loss on write down of inventory	9,297	15,404
Compensation expense of share-based plans	5,545	6,579
Tax effect of share-based plan compensation	145	(134)
Pension settlement charge	4,457	—
Deferred income tax (benefit) expense	(10,737)	781
Loss on sale or write down of property, plant and equipment	3,708	305
Impairment charges	208	2,502
Gain on sale of business	—	(1,044)
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	29,322	20,393
Inventories	36,092	(14,446)
Prepaid expenses and other assets	(8,332)	(4,786)
Accounts payable, accrued expenses and other liabilities	(48,357)	(34,771)
Net cash provided by operating activities	59,399	27,142
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(14,692)	(12,711)
Proceeds from the sale of property, plant and equipment	1,700	2,209
Proceeds from divestitures	—	2,759
Business acquisition, net of cash acquired	(197,489)	(79,983)
Net cash used in investing activities	(210,481)	(87,726)
FINANCING ACTIVITIES
Proceeds from long-term debt	323,200	261,394
Payments of long-term debt	(162,540)	(182,004)
Dividends paid	(2,497)	(2,559)
Proceeds from the exercise of stock options	246	258
Tax effect of share-based plan compensation	(145)	134
Sales (purchases) of common stock	500	(74,972)
Net cash provided by financing activities	158,764	2,251
Effect of exchange rate changes on cash and cash equivalents	(3,944)	(8,498)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,738	(66,831)
Cash and cash equivalents at beginning of period	54,541	121,372
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$58,279	$54,541

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	December 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$58,279	$54,541
Trade accounts receivable, less allowance for doubtful accounts of $5,056 and $8,290, respectively	133,046	125,628
Inventories	149,584	177,840
Prepaid expenses and other current assets	29,557	16,441
Total Current Assets	370,466	374,450
PROPERTY, PLANT AND EQUIPMENT, NET	99,713	87,029
OTHER ASSETS:
Goodwill	206,659	115,452
Intangibles, net	135,778	48,981
Deferred income taxes	4,824	36,799
Other assets	3,316	7,204
TOTAL ASSETS	$820,756	$669,915
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$46,767	$64,284
Accrued expenses and other current liabilities	50,707	59,463
Accrued compensation and benefits	20,249	18,424
Total Current Liabilities	117,723	142,171
LONG-TERM DEBT	251,200	90,500
DEFERRED INCOME TAXES	13,657	10,424
OTHER NON-CURRENT LIABILITIES	33,766	26,043
SHAREHOLDERS’ EQUITY:
Common stock	178	177
Additional paid-in capital	289,423	283,621
Retained earnings	265,543	257,939
Common treasury stock, at cost	(74,472)	(74,972)
Accumulated other comprehensive loss, net of tax	(76,262)	(65,988)
Total Shareholders’ Equity	404,410	400,777
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$820,756	$669,915

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
ORDERS (1) (3)
Energy	$85.2	$70.5	$270.5	$339.4
Advanced Flow Solutions	57.1	67.4	255.2	251.0
Total orders	$142.3	$137.9	$525.7	$590.4

BACKLOG (2) (3)	December 31, 2016	December 31, 2015
Energy	$123.1	$131.6
Advanced Flow Solutions	119.3	137.4
Total backlog	$242.4	$269.0

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders, including backlog associated with acquisitions.
Note 3: December 31, 2015 segment amounts restated for Q4 2016 organizational realignment.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES
Energy	$105,619	$97,753	$88,679	$91,604	$383,655	$83,409	$80,736	$68,901	$89,000	$322,046
Advanced Flow Solutions	60,241	69,153	70,579	72,639	272,612	67,389	65,656	65,932	69,236	268,213
Total	$165,860	$166,906	$159,258	$164,243	$656,267	$150,798	$146,392	$134,833	$158,236	$590,259

SEGMENT OPERATING INCOME
Energy	$15,011	$12,926	$12,153	$10,296	$50,386	$9,296	$9,293	$6,755	$9,276	$34,619
Advanced Flow Solutions	5,584	7,576	10,077	10,574	33,811	8,452	8,064	8,008	8,939	33,463
Corporate expenses	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)
Adjusted Operating Income	$14,561	$15,025	$16,152	$16,748	$62,487	$11,260	$11,926	$8,240	$10,984	$42,410

SEGMENT OPERATING MARGIN %
Energy	14.2%	13.2%	13.7%	11.2%	13.1%	11.1%	11.5%	9.8%	10.4%	10.7%
Advanced Flow Solutions	9.3%	11.0%	14.3%	14.6%	12.4%	12.5%	12.3%	12.1%	12.9%	12.5%
Adjusted Operating Margin	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	6.1%	6.9%	7.2%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(16,432)	$8,067	$5,006	$30,501	$27,142	$7,654	$10,100	$21,196	$20,449	$59,399
LESS:
Capital expenditures, net of sale proceeds	1,983	3,584	2,837	2,098	10,502	3,934	1,926	3,730	3,402	12,992
FREE CASH FLOW	$(18,415)	$4,483	$2,169	$28,403	$16,640	$3,720	$8,174	$17,466	$17,047	$46,407
TOTAL DEBT	$37,546	$114,078	$111,099	$90,500	$90,500	$97,800	$97,600	$92,400	$251,200	$251,200
LESS:
Cash & cash equivalents	103,883	55,027	53,822	54,541	54,541	66,580	72,970	84,929	58,279	58,279
NET (CASH) DEBT	$(66,337)	$59,051	$57,277	$35,959	$35,959	$31,220	$24,630	$7,471	$192,921	$192,921
TOTAL SHAREHOLDERS' EQUITY	$462,384	$421,070	$407,979	$400,777	$400,777	$414,107	$411,367	$416,598	$404,410	$404,410

TOTAL DEBT AS % OF EQUITY	8%	27%	27%	23%	23%	24%	24%	22%	62%	62%
NET DEBT AS % OF EQUITY	(14)%	14%	14%	9%	9%	8%	6%	2%	48%	48%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$4,418	$(2,002)	$10,101
LESS:
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	—	813	2,846
Amortization of inventory step-up	—	—	—	—	—	—	—	—	1,366	1,366
Impairment charges	—	—	2,502	—	2,502	—	—	208	—	208
Restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	2,252	2,301	8,975
Acquisition intangible amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	1,888	4,234	9,901
Special charges, net	(1)	183	7,935	1,603	9,720	776	1,334	379	5,707	8,196
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—	—	—
Income tax impact	(579)	(2,449)	(968)	(1,112)	(5,108)	(954)	(1,611)	(1,519)	(4,487)	(8,571)
ADJUSTED NET INCOME	$10,564	$9,357	$10,635	$10,512	$41,068	$8,683	$8,781	$7,626	$7,932	$33,022

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23	$0.23	$0.27	$(0.12)	$0.61
LESS:
Restructuring related inventory charges	—	0.12	0.39	0.06	0.57	0.12	—	—	0.05	0.17
Amortization of inventory step-up	—	—	—	—	—	—	—	—	0.08	0.08
Impairment charges	—	—	0.15	—	0.15	—	—	0.01	—	0.01
Restructuring charges, net	0.09	0.19	0.02	(0.02)	0.28	0.07	0.20	0.14	0.14	0.54
Acquisition intangible amortization	—	0.12	0.15	0.14	0.41	0.11	0.12	0.11	0.26	0.60
Special charges, net	—	0.01	0.48	0.10	0.59	0.05	0.08	0.02	0.35	0.50
Brazil restatement impact	0.04	0.15	—	—	0.19	—	—	—	—	—
Income tax impact	(0.03)	(0.15)	(0.06)	(0.07)	(0.31)	(0.06)	(0.10)	(0.09)	(0.27)	(0.52)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.60	$0.55	$0.64	$0.63	$2.43	$0.52	$0.53	$0.46	$0.48	$1.99

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$4,418	$(2,002)	$10,101
LESS:
Interest expense, net	(641)	(805)	(828)	(570)	(2,844)	(631)	(605)	(605)	(1,468)	(3,310)
Depreciation	(3,521)	(3,629)	(3,526)	(3,578)	(14,254)	(3,263)	(3,213)	(3,138)	(3,690)	(13,304)
Amortization	(710)	(2,827)	(3,205)	(2,939)	(9,681)	(2,529)	(2,569)	(2,488)	(4,730)	(12,316)
(Provision for) benefit from income taxes	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)	(1,478)	1,673	1,746	421
EBITDA	$17,068	$11,650	$3,789	$16,698	$49,206	$11,815	$11,678	$8,976	$6,140	$38,610
LESS:
Restructuring related inventory charges	—	(2,005)	(6,412)	(974)	(9,391)	(1,958)	(75)	—	(813)	(2,846)
Amortization of inventory step-up	—	—	—	—	—	—	—	—	(1,366)	(1,366)
Impairment charges	—	—	(2,502)	—	(2,502)	—	—	(208)	—	(208)
Restructuring charges, net	(1,512)	(3,127)	(342)	347	(4,634)	(1,163)	(3,259)	(2,252)	(2,301)	(8,975)
Special charges, net	1	(183)	(7,935)	(1,603)	(9,720)	(776)	(1,334)	(379)	(5,707)	(8,196)
Brazil restatement impact	(719)	(2,509)	—	—	(3,228)	—	—	—	—	—
ADJUSTED EBITDA	$19,298	$19,474	$20,980	$18,928	$78,681	$15,712	$16,346	$11,815	$16,327	$60,201

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$12,331	$5,090	$(3,529)	$12,281	$26,174	$5,495	$5,347	$3,513	$(3,437)	$10,918
LESS:
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	—	813	2,846
Amortization of inventory step-up	—	—	—	—	—	—	—	—	1,366	1,366
Impairment charges	—	—	2,502	—	2,502	—	—	208	—	208
Restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	2,252	2,301	8,975
Acquisition intangible amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	1,888	4,234	9,901
Special charges, net	(1)	183	7,935	1,603	9,720	776	1,334	379	5,707	8,196
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—	—	—
ADJUSTED OPERATING INCOME	$14,561	$15,025	$16,152	$16,748	$62,487	$11,260	$11,926	$8,240	$10,984	$42,410

GAAP OPERATING MARGIN	7.4%	3.0%	(2.2)%	7.5%	4.0%	3.6%	3.7%	2.6%	(2.2)%	1.8%
LESS:
Restructuring related inventory charges	—%	1.2%	4.0%	0.6%	1.4%	1.3%	0.1%	—%	0.5%	0.5%
Amortization of inventory step-up	—%	—%	—%	—%	—%	—%	—%	—%	0.9%	0.2%
Impairment charges	—%	—%	1.6%	—%	0.4%	—%	—%	0.2%	—%	—%
Restructuring charges, net	0.9%	1.9%	0.2%	(0.2)%	0.7%	0.8%	2.2%	1.7%	1.5%	1.5%
Acquisition intangible amortization	—%	1.3%	1.6%	1.4%	1.0%	1.2%	1.3%	1.4%	2.7%	1.7%
Special charges, net	—%	0.1%	5.0%	1.0%	1.5%	0.5%	0.9%	0.3%	3.6%	1.4%
Brazil restatement impact	0.4%	1.5%	—%	—%	0.5%	—%	—%	—%	—%	—%
ADJUSTED OPERATING MARGIN	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	6.1%	6.9%	7.2%